Filed pursuant to Rule 497(e)

File Nos. 333-182079 and 811-22712

PREMIER MULTI-SERIES VIT

Supplement Dated September 18, 2014 to the

Statement of Additional Information Dated April 28, 2014 (as supplemented thereafter)

Disclosure Relating to NFJ Dividend Value Portfolio (the “Portfolio”)

Effective September 30, 2014, the section within the Statement of Additional Information entitled “Disclosure of Portfolio Holdings” will be revised to add the following as the fifth sentence of the second paragraph in the section:

The Manager may post the largest ten holdings of the Portfolio and certain portfolio characteristics, such as sector and country breakdowns, on the website on a monthly basis approximately fifteen (15) calendar days after a month’s end, and may post attribution information with the five best and five worst performing positions for the Portfolio on the website on a quarterly basis approximately fifteen (15) calendar days after a quarter’s end.

Please retain this Supplement for future reference.